Prospectus Supplement

John Hancock Funds II
John Hancock Retirement Income 2040 Fund (the fund)

Supplement dated December 13, 2021 to the current Prospectus (the Prospectus), as may be supplemented

At its meeting held on December 6–9, 2021, the Board of Trustees of John Hancock Funds II (the Board) approved the closing and liquidation of the fund pursuant to a Plan of Liquidation approved by the Board. The Board determined that continuation of the fund is not in the best interests of the fund or its shareholders, as a result of factors or events adversely affecting the fund’s ability to conduct its business and operations in an economically viable manner. The fund will generally not accept orders to purchase shares of the fund beginning on or about January 13, 2022, except at the fund’s sole discretion; however, discretionary fee-based advisory programs and/or certain retirement accounts that include the fund as an investment option as of that date, may continue to make shares of the fund available to new and existing accounts. As of the close of business on or about April 22, 2022 (the Liquidation Date), it is expected that there will not be any shareholders in the fund, however, to the extent shareholders remain in the fund, the fund will distribute pro rata all of its assets to any remaining shareholders, all outstanding shares will be redeemed and cancelled, and the fund will be liquidated as of the close of business on the Liquidation Date.

For more information, please call John Hancock Investment Management at 800-225-5291.

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.

Statement of Additional Information Supplement

John Hancock Funds II

John Hancock Retirement Income 2040 Fund (the fund)

Supplement dated December 13, 2021 to the current Statement of Additional Information (the SAI), as may be supplemented

At its meeting held on December 6–9, 2021, the Board of Trustees of John Hancock Funds II (the Board) approved the closing and liquidation of the fund pursuant to a Plan of Liquidation approved by the Board. The Board determined that continuation of the fund is not in the best interests of the fund or its shareholders, as a result of factors or events adversely affecting the fund’s ability to conduct its business and operations in an economically viable manner. The fund will generally not accept orders to purchase shares of the fund beginning on or about January 13, 2022, except at the fund’s sole discretion; however, discretionary fee-based advisory programs and/or certain retirement accounts that include the fund as an investment option as of that date, may continue to make shares of the fund available to new and existing accounts. As of the close of business on or about April 22, 2022 (the Liquidation Date), it is expected that there will not be any shareholders in the fund, however, to the extent shareholders remain in the fund, the fund will distribute pro rata all of its assets to any remaining shareholders, all outstanding shares will be redeemed and cancelled, and the fund will be liquidated as of the close of business on the Liquidation Date.

For more information, please call John Hancock Investment Management at 800-225-5291.

You should read this Supplement in conjunction with the SAI and retain it for your future reference.

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.